UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2006

JOHN H. HARLAND COMPANY

 (Exact name of registrant as specified in its charter)

Georgia	1-06352	58-0278260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2939 Miller Road
Decatur, Georgia		30035
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (770) 981-9460

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)                                  Amendments to Compensation and Benefit Plans

On December 19, 2006, the Board of Directors of John H. Harland Company (the “Company”) amended a number of the Company’s compensation and benefit plans as described below.

Stock Option Plan Amendments

The Board of Directors amended the John H. Harland Company 1999 Stock Option Plan (the “1999 Plan”) and the John H. Harland Company 2000 Stock Option Plan (the “2000 Plan”) to provide that (i) a “change in control” occurs upon the consummation of the transactions identified in the respective plan, not upon an agreement to enter into the transactions; and (ii) restricted stock will vest upon the consummation of a change in control, not the signing of an agreement related to a change in control.  Prior to these amendments, restricted stock granted under these plans would have vested automatically upon the signing of an agreement related to a change in control (as opposed to the later consummation of the change in control transaction).

The Board of Directors amended the John H. Harland Company 2002 Stock Option Plan (the “2002 Plan”) as well as the 1999 Plan to (i) eliminate the requirement that shares must be held for at least six months prior to being used to pay the exercise price of an option; and (ii) provide for the “net” exercise of an option by withholding shares at the time of exercise in satisfaction of the exercise price of the option and applicable taxes.

The Board of Directors also amended the John H. Harland Company 2005 New Employee Stock Option Plan (the “2005 Plan”) to provide that as of the effective time of the merger with H Acquisition Corp., a wholly-owned subsidiary of M & F Worldwide Corp., with and into the Company, each option will be cancelled and the holder will be entitled to a cash payment (less applicable tax withholding) equal to the excess, if any, of the per share merger consideration over the exercise price of the option, multiplied by the total number of shares of stock subject to the option.

The foregoing description of amendments to the 1999 Plan, the 2000 Plan, the 2002 Plan and the 2005 Plan is not complete and is qualified in its entirety by reference to the text of such amendments which are filed hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and incorporated by reference herein.

Director Compensation Plan Amendments

The Board of Directors amended the John H. Harland Company 2005 Compensation Plan for Non-Employee Directors, as amended December 15, 2005 (the “2005 Director Plan”), to (i) require the payment of a director’s annual retainer in the form of cash, not stock; (ii) eliminate the ability of directors to defer fees paid for services performed after 2006 in stock equivalent units; (iii) provide that a director’s cash balance will be credited for the value of any dividends paid on the Company’s common stock after 2006 (that otherwise would have been credited as additional stock equivalent units) and that if the dividend is paid in stock, the value credited to the cash account will be based on the closing price of the common stock on the dividend payment date; and (iv) provide that upon distribution prior to a change in control, stock equivalent units will be paid in cash based on the closing price of the common stock on the date of distribution.

The Board of Directors also amended the John H. Harland Company Compensation Plan for Non-Employee Directors (the “Pre-2005 Director Plan”) to (i) provide that a director’s cash balance will be credited for the value of any dividends paid on the Company’s common stock after 2006 (that otherwise would have been credited as additional stock equivalent units) and that if the dividend is paid in stock, the value credited to the cash account will be based on the closing price of the common stock on the dividend payment date; and (ii) provide that upon distribution prior to a change in control, stock equivalent units will be paid in cash based on the closing price of the common stock on the date of distribution.

The foregoing description of amendments to the 2005 Director Plan and the Pre-2005 Director Plan is not complete and is qualified in its entirety by reference to the text of such amendments which are filed hereto as Exhibit 10.5 and Exhibit 10.6, respectively, and incorporated by reference herein.

Deferred Compensation Plan Amendment

On December 18, 2006, the Governance Committee of the Board of Directors amended the John H. Harland Company Post-2004 Deferred Compensation Plan (the “Post-2004 Plan”).  The Post-2004 Plan was amended to (i) exclude deferrals of severance payments, change in control payments or similar payments; (ii) permit the Company’s Benefits Committee to designate employees eligible to participate in the Company’s Liberty 401(k) plan to participate in the Post-2004 Plan; (iii) delete the fixed schedule distribution option; and (vi) make certain clarifying or corrective amendments.

The foregoing description of amendments to the Post-2004 Plan is not complete and is qualified in its entirety by reference to the text of such amendments which is filed hereto as Exhibit 10.7 and incorporated by reference herein.

Employment Agreement Amendments

As of December 19, 2006, the Company entered into an amendment to the employment agreement, dated as of November 18, 2005, by and between the Company and Jeffrey D. Heggedahl, President Harland Printed Products (the “Heggedahl Amendment”).  The Heggedahl Amendment provides that, within one year following a change in control, if there is any reduction in Mr. Heggedahl’s base compensation, any material reduction or adverse change to his duties and responsibilities, or any relocation of his principal place of employment by more than 50 miles (subject to consent or certain exceptions), then Mr. Heggedahl would be entitled to a lump sum payment at the time of such termination in an amount equal to three times his base salary at such time and his covenant not to compete would no longer be applicable.  Other executive officers, John E. O’Malley, President Harland Financial Services and Timothy B. Loomer, President Scantron, entered into similar amendments with the Company.  The Company has not amended the severance amounts or covenant not to compete restrictions provided for in the original employment agreements.

The foregoing description of the Heggedahl Amendment is not complete and is qualified in its entirety by reference to the text of such amendment which is filed hereto as Exhibit 10.8 and incorporated by reference herein.

Item 8.01.              Other Events.

On December 21, 2006, the Company distributed via email the Liberty employee communication attached hereto as Exhibit 99.1 which is incorporated herein by reference.

Important Additional Information Will Be Filed with the SEC

In connection with the proposed merger of H Acquisition Corp., a wholly-owned subsidiary of M & F Worldwide Corp., with and into the Company and the required shareholder approval, the Company will file a proxy statement with the Securities and Exchange Commission (the “SEC”).  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER.  Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC, at its website at www.sec.gov.  In addition, the documents filed by the Company with the SEC may be obtained free of charge by contacting the Company at: John H. Harland Company, Attn: Henry R. Bond, Vice President, Investor Relations, Box 105250, Atlanta, Georgia 30348; Telephone: 770-593-5697.  The Company’s filings with the SEC are also available on the Company’s website at www.harland.net.

The Company and its officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Merger.  Information about the Company’s executive officers and directors and their ownership of the Company’s shares is set forth in the proxy statement for the Company’s 2006 annual meeting of shareholders, which was filed with the SEC on March 27, 2006.  Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the proposed merger by reading the preliminary and definitive proxy statements regarding the proposed merger, which will be filed with the SEC.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment to John H. Harland Company 1999 Stock Option Plan.

10.2	Amendment to John H. Harland Company 2000 Stock Option Plan.

10.3	Amendment to John H. Harland Company 2002 Stock Option Plan.

10.4	Amendment to John H. Harland Company 2005 New Employee Stock Option Plan.

10.5	Amendment to the John H. Harland Company 2005 Compensation Plan for Non-Employee Directors as amended December 15, 2005.

10.6	Amendment to the John H. Harland Company Compensation Plan for Non-Employee Directors.

10.7	Amendment Number One to the John H. Harland Company Post-2004 Deferred Compensation Plan.
10.8	Amendment, dated as of December 19, 2006, to the Employment Agreement, dated as of November 18, 2005, by and between John H. Harland Company and Jeffrey D. Heggedahl.

99.1	Memorandum, dated December 21, 2006, from Tim Tuff to all Liberty employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN H. HARLAND COMPANY
(Registrant)

Date: December 21, 2006
	By:	/s/ Philip A. Theodore
Philip A. Theodore
Senior Vice President and General
Counsel

Exhibit Index

10.1	Amendment to John H. Harland Company 1999 Stock Option Plan.

10.2	Amendment to John H. Harland Company 2000 Stock Option Plan.

10.3	Amendment to John H. Harland Company 2002 Stock Option Plan.

10.4	Amendment to John H. Harland Company 2005 New Employee Stock Option Plan.

10.5	Amendment to the John H. Harland Company 2005 Compensation Plan for Non-Employee Directors as amended December 15, 2005.

10.6	Amendment to the John H. Harland Company Compensation Plan for Non-Employee Directors.

10.7	Amendment Number One to the John H. Harland Company Post-2004 Deferred Compensation Plan.

10.8	Amendment, dated as of December 19, 2006, to the Employment Agreement, dated as of November 18, 2005, by and between John H. Harland Companyand Jeffrey D. Heggedahl.

99.1	Memorandum, dated December 21, 2006, from Tim Tuff to all Liberty employees.